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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        --------------------------------


                                   Form 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15d OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 5, 2000


                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-22250                 95-4431352
(State of Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)



                               26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                        (Registrant's Telephone Number)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (a) On September 5, 2000, the Registrant dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants. The decision to change accountants was approved by the Audit Committee of the Registrant's Board of Directors.

     PWC audited the Registrant's consolidated financial statements for the fiscal years ended December 31, 1999 and 1998. Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with its audits of the Registrant's financial statements as of December 31, 1999 and 1998, there were no disagreements between the Registrant and PWC on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     During each of the two fiscal years ended December 31, 1999 and 1998 and through September 5, 2000, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

     (b) On September 8, 2000, the Registrant engaged the accounting firm of Deloitte & Touche LLP ("D&T") as the Registrant's independent accountants. Prior to such engagement, the Registrant did not consult with D&T regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to Registrant's statements or any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(14)) or a reportable event, and neither a written report or oral advice was provided to the Registrant that D&T concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

     The Registrant has requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter, which confirms PWC's concurrence with the above statements, is filed as Exhibit 16 to this Form 8-K.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits
               16 Letter from PricewaterhouseCoopers LLP

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 11, 2000                         3D SYSTEMS CORPORATION

                                           By: /s/ H. Michael Hogan III
                                              ---------------------------------
                                                H. Michael Hogan III
                                                Senior Vice President &
                                                Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBITS                                                       PAGE NUMBER
--------                                                       -----------

16                Letter from PricewaterhouseCoopers LLP